                                                                   EXHIBIT 10.07


                         SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is made and entered into as of November 15, 2000 by and among Kintana, Inc., a Delaware corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Agreement as Exhibit A (each hereinafter individually referred to as an
                  ---------
"Investor" and collectively referred to as the "Investors").

     Whereas, the Company desires to sell to the Investors, and the Investors desire to purchase from the Company, shares of the Company's Series B Convertible Participating Preferred Stock and/or shares of the Company's Series B-1 Convertible Participating Preferred Stock on terms and conditions set forth in this Agreement;

     Whereas, the Company desires to sell to Camelot Ventures/ Kintana, L.L.C. ("Camelot"), and Camelot desires to purchase from the Company a warrant to purchase shares of the Company's Series B Convertible Participating Preferred Stock on the terms and conditions set forth in this Agreement;

     Now, therefore, the parties hereby agree as follows:

     1.   AGREEMENT TO PURCHASE AND SELL STOCK.
          ------------------------------------

          1.1  Authorization.  As of the Closing (as defined below) the Company
               -------------
will have authorized the sale and issuance, pursuant to the terms and conditions of this Agreement, of up to 3,500,000 shares of the Company's Series B Convertible Participating Preferred Stock, par value $0.001 per share (the "Series B Stock"), and up to 900,000 shares of the Company's Series B-1 Convertible Participating Preferred Stock, par value $0.001 per share (the "Series B-1 Stock"), each such series having the rights, preferences, privileges and restrictions set forth in the Amended and Restated Certificate of Incorporation of the Company attached to this Agreement as Exhibit B (the
                                                           ---------
"Restated Certificate").

          1.2  Agreement to Purchase and Sell.   The Company agrees to sell to
               ------------------------------
each Investor at the Closing, and each Investor agrees, severally and not jointly, to purchase from the Company at the Closing, the number of shares of Series B Stock and/or Series B-1 Stock set forth beside such Investor's name on Exhibit A, each at a price of $6.95 per share. The shares of Series B Stock and
---------
Series B-1 Stock and the Warrant (as defined below) purchased and sold pursuant to this Agreement will be collectively hereinafter referred to as the "Purchased Securities" and the shares of Common Stock or Series B Stock, as applicable, issuable upon conversion or exercise of the Purchased Securities, as applicable, will be collectively hereinafter referred to as the "Conversion Shares".

          1.3  Warrant.  At the Closing, the Company shall issue to Camelot a
               -------
warrant in the form attached hereto as Exhibit J (the "Warrant") exercisable for
                                       ---------
719,425 shares of Series B Stock on the terms and conditions set forth therein.

     2.   CLOSING.
          -------

          2.1  The Closing.  The purchase and sale of the Purchased Securities
               -----------
will take place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, at 10:00 a.m. Pacific Time, on November 15, 2000 or at such other time and place as the Company and Investors who have agreed to purchase a majority of the Purchased Securities listed on Exhibit A mutually agree upon
                                               ---------
(which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to each Investor a certificate representing the number of Purchased Securities that such Investor has agreed to purchase hereunder as shown on Exhibit A against delivery to the Company by such
                               ---------
Investor of the full purchase price of such Purchased Securities, paid by (a) a check payable to the Company's order, (b) wire transfer of funds to the Company, or (c) any combination of the foregoing.

          2.2  Additional Closing(s).
               ---------------------

               (a)  Conditions of Additional Closing(s).  At any time and from
                    -----------------------------------
time to time during the one hundred twenty (120) day period immediately following the Closing (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the "New Investors"), at a price of $6.95 per share, additional shares of Series B Stock and/or Series B-1 Stock; provided, however, that the
                                                  --------  -------
number of shares of Series B Stock and/or Series B-1 Stock that may be so sold may not exceed the lesser of (i) the aggregate number of shares of Series B Stock and Series B-1 Stock authorized by the Restated Certificate and (ii) 3,597,123; less in each case (A) the aggregate number of shares of Series B Stock and Series B-1 Stock actually issued and sold by the Company at the Closing and prior Additional Closings, (B) the number of shares of Series B Stock issued upon exercise of the Warrant, and (C) the number of shares of Series B Stock then subject to the unexercised portion of the Warrant. New Investors may include persons or entities who are already Investors under this Agreement.

               (b)  Amendments. The Company and the New Investors purchasing
                    ----------
Series B Stock and/or Series B-1 Stock, as the case may be, at each Additional Closing will execute counterpart signature pages to this Agreement, Restated Rights Agreement (as defined in Section 5.8), the Restated Stockholders' Agreement (as defined in Section 5.9) and the Restated Voting Agreement (as defined in Section 5.10) (the Restated Rights Agreement, the Restated Stockholders' Agreement and the Restated Voting Agreement hereafter collectively referred to as the "Related Agreements") and such New Investors will, upon delivery to the Company of such signature pages, become parties to, and bound by, this Agreement and the Related Agreements, each to the same extent as if they had been Investors at the Closing. Immediately after each Additional Closing, Exhibit A to this Agreement will be amended to list the New Investors
         ---------
hereunder and the number of shares of Series B Stock and/or Series B-1 Stock, as the case may be, purchased by each New Investor under this Agreement at each such Additional Closing. The Company will promptly furnish to each Investor copies of the amendments to Exhibit A referred to in the preceding sentence.
                            ---------

          (c)  Status of New Investors.  Upon the completion of each Additional
               -----------------------
Closing as provided in this Section 2, each New Investor will be deemed to be an "Investor" for all purposes of this Agreement and the Related Agreements.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this Agreement as Exhibit C (which Schedule of Exceptions shall be deemed to be representations
---------
and warranties to the Investors by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete immediately prior to the Closing (or such other dates as may be indicated in such statements):

          3.1  Organization, Good Standing and Qualification.  The Company has
               ---------------------------------------------
been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to enter into and perform this Agreement and the Related Agreements, to own and operate it properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions where the nature of the Company's business or its assets require such qualification, except for jurisdictions in which the failure to so qualify does not have a Material Adverse Effect. For purposes of this Agreement, the term "Material Adverse Effect" means (a) a material adverse effect upon the business, operations, properties, assets or financial condition of the Company or (b) the impairment of the ability of the Company to perform its obligations under this Agreement or the Related Agreements to which it is a party. In determining whether any individual event would result in a Material Adverse Effect, notwithstanding that such event does not of itself have such effect, a Material Adverse Effect shall be deemed to have occurred if the cumulative effect of such event and all other then existing events subject to representations and warranties of the Company set forth herein would result in a Material Adverse Effect.

          3.2  Capitalization.  The capitalization of the Company immediately
               --------------
prior to the Closing consists of the following:

               (a)  Preferred Stock.  A total of 8,573,636 authorized shares of
                    ---------------
preferred stock, par value $0.001 per share (the "Preferred Stock"), consisting of 2,782,424 shares designated as Series A Convertible Participating Preferred Stock ("Series A Stock"), all of which are issued and outstanding and which are convertible into 2,782,424 shares of Common Stock, 3,500,000 shares designated as Series B Convertible Participating Preferred Stock, none of which are issued and outstanding, 900,000 shares designated as Series B-1 Convertible Participating Preferred Stock, none of which are issued and outstanding, and 1,391,212 shares designated as Redeemable Preferred Stock, all of which are issued and outstanding. Upon the Closing, the rights, preferences and privileges of each series of Preferred Stock will be as stated in the Restated Certificate and as provided by law.

               (b)  Common Stock. A total of 100,000,000 authorized shares of
                    ------------
common stock, par value $0.001 per share (the "Common Stock"), of which 28,550,279 shares are issued and outstanding.

               (c)  Options, Warrants, Reserved Shares. Except for (i) the
                    ----------------------------------
conversion privileges of the Series A Stock, the Series B Stock and the Series B-1 Stock; (ii) the 7,660,506 shares of Common Stock reserved for issuance under the Company's 1997 Equity Incentive Plan (the "Plan"), under which options to purchase 4,184,742 shares are outstanding; (iii) the 160,000 shares of Common Stock reserved for issuance under the Company's Company Share Option Scheme for its United Kingdom subsidiary ("UK Option Scheme"), under which options to purchase 68,500 shares are outstanding, (iv) the rights of first refusal granted to certain investors under Section 3 of that certain Stockholders' Agreement dated June 11, 1999, by and among the Company, such investors and certain other stockholders of the Company (the "Existing Refusal Rights"), (v) the Warrant, and (vi) warrants to purchase 825,834 shares of Common Stock, there is no outstanding option, warrant, right (including conversion or preemptive rights) or agreement for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. Apart from the exceptions noted in this Section 3.2(c), no shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company. Apart from that certain Voting Agreement dated June 11, 1999, by and among the Company and certain of its stockholders (which agreement will be superseded by the Restated Voting Agreement), the Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

               (d) The outstanding shares of the capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been approved by all requisite stockholder action.

          3.3  Subsidiaries.  The Company does not presently own or control,
               ------------
directly or indirectly, any interest in any other corporation, partnership, limited liability company, trust, joint venture, association, or other entity.

          3.4  Due Authorization.  All corporate action on the part of the
               -----------------
Company's directors and stockholders necessary for (i) the authorization, execution, delivery of, and the performance of all obligations of the Company under, this Agreement, the Related Agreements the Board Observation Side Letter in the form attached hereto as Exhibit K (the "Board Observation Side Letter") and the SBA Side letter in the form attached hereto as Exhibit L (together with the Board Observation Side Letter, the "Side Letters"); (ii) the authorization, issuance, reservation for issuance and delivery of all of the Purchased Securities being sold under this Agreement, the Series B Preferred Stock to be issued upon exercise of the Warrant, and of the Conversion Shares; and (iii) the filing of the Restated Certificate has been taken or will be taken prior to the Closing. This Agreement constitutes, along with the Related Agreements and the Side Letters, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, (ii) the effect of rules of law governing the availability of equitable remedies and (iii) applicable federal or state securities laws with respect to the indemnification provisions contained in the Restated Rights Agreement.

          3.5  Valid Issuance of Stock.
               -----------------------

               (a) The Purchased Securities, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions under this Agreement and the Restated Rights Agreement and under applicable state and federal securities laws. The Conversion Shares and the shares of Common Stock issuable upon conversion of the Series B Stock and the Series B-1 Stock and the shares of Series B Stock issuable upon exercise of the Warrant, have been duly and validly reserved for issuance upon conversion and/or exercise, respectively, thereof and, when issued upon such conversion in accordance with the Restated Certificate (assuming no change in the Restated Certificate or in applicable law), or when issued upon exercise of the Warrant pursuant to the term set forth therein will be duly authorized and validly issued, fully paid and nonassessable and, to the Company's knowledge, will be free of restrictions on transfer other than restrictions under this Agreement and the Related Agreements and under applicable state and federal securities laws.

               (b) Based in part on the representations made by the Investors in Section 4 hereof, the offer and sale of the Purchased Securities solely to the Investors in accordance with this Agreement and (assuming no change in currently applicable law or the Restated Certificate, no transfer of Purchased Securities by a holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon conversion of the Purchased Securities ) the issuance of the Conversion Shares and the issuance of Series B Stock upon exercise of the Warrant are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act") and the securities registration and qualification requirements of the currently effective provisions of the securities laws of the States in which the Investors are resident based upon their addresses set forth on the Schedule of Investors attached hereto as Exhibit A.
                   ---------

          3.6  Governmental Consents.  No consent, approval, order or
               ---------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under this Agreement and the Related Agreements except
                                                                        ------
for (i) the filing of the Restated Certificate with the Secretary of State of
---
Delaware and (ii) such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

          3.7  Litigation.  There is no action, suit, proceeding, claim,
               ----------
arbitration or investigation ("Action") pending (or, to the Company's knowledge, currently threatened) against the Company, its activities, properties or assets or, to the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. To the Company's knowledge, there is no Action pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no Action by the Company currently pending or which the Company presently intends to initiate. None of the matters listed on the Schedule of Exceptions with respect to this Section 3.7 could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

          3.8  Proprietary Rights Agreements.  Each officer, employee and
               -----------------------------
contractor of the Company has entered into and executed an Employee Invention Assignment Agreement in the form attached to this Agreement as Exhibit D or an
                                                               ---------
employment or consulting agreement containing substantially similar terms.

          3.9  Status of Proprietary Assets.
               ----------------------------

               (a)  Status. The Company has sufficient title and ownership of,
                    ------
or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, and copyrights, trade secrets, confidential and proprietary information, and proprietary rights (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets"), necessary to enable it to carry on its business as now conducted and as proposed to be conducted and to its knowledge, its rights in Proprietary Assets do not conflict with or infringe upon the rights of any third party.

               (b)  Licenses; Other Agreements. The Company has not granted, any
                    --------------------------
options, licenses or agreements of any kind relating to any Proprietary Asset of the Company other than normal nonexclusive end use customer licenses entered into in the ordinary course, nor is the Company bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets.

          3.10 Infringement.  The Company has not received any communications
               ------------
alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets, or any proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted and proposed to be conducted. Neither the execution nor delivery of this Agreement, the Related Agreements or the Restated Certificate nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

          3.11  Compliance with Law and Documents.  The Company is not in
                ---------------------------------
violation or default of any provisions of its Restated Certificate or Bylaws, both as amended, or of any instrument, judgment, order , writ, decree or contract to which it is a party or by which it or any of its assets is bound, and is in compliance with all applicable statutes, laws, regulations or orders of any governmental authority having jurisdiction over the Company or its assets, except for any violations, defaults or noncompliance which, individually or in the aggregate, do not have a Material Adverse Effect. The Company has not received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, with or without the passage of time or the giving of notice or both, the Company's Restated Certificate or Bylaws, any judgment, order or decree of any court or arbitrator to which the Company is a party or is subject, any material agreement or contract of the Company, or, to the Company's knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit.

          3.12  Registration Rights. Except as provided in the Restated Rights
                -------------------
Agreement and Warrant, the Company is not under any obligation to register under the 1933 Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under any state securities or blue sky laws.

          3.13  Title to Property and Assets.  The properties and assets the
                ----------------------------
Company owns are owned by the Company free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects, and to its knowledge, holds a valid leasehold interest free and clear of any liens, claims or encumbrances.

          3.14 Financial Statements.  Attached to this Agreement as Exhibit E is
               --------------------                                 ---------
the Company's unaudited balance sheet and statement of operations and statement of cash flows of the Company for the period ended June 30, 2000 (the "Balance Sheet Date") (all such financial statements being collectively referred to herein as the "Financial Statements"). Such Financial Statements (i) are in accordance with the books and records of the Company, (ii) are true, correct and complete and present fairly the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except
(A) that the Financial Statements may not contain all footnotes required by generally accepted accounting principles and (B) for normal year-end audit adjustments. Except as noted on the Schedule of Exceptions by reference to this
Section 3.14 or Section 3.15 hereof, there has been no change in the condition, financial or otherwise, or operations of the Company since the Balance Sheet Date that constitutes a Material Adverse Effect.

          3.15 Activities Since Balance Sheet Date.  Since the Balance Sheet
               -----------------------------------
Date, the Company has not:

               (a) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock;

               (b) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $100,000, or in case of indebtedness and/or liabilities individually less than $100,000, in excess of $500,000 in the aggregate;

               (c) made any loans or advances to any person, other than ordinary advances for travel expenses;

               (d) sold, exchanged or otherwise disposed of any material tangible or intangible assets or rights other than the sale of inventory in the ordinary course of its business;

               (e) incurred any damage, destruction or loss of property, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

               (f)  waived a valuable right or a material debt owed to it;

               (g) satisfied or discharged any lien, claim or encumbrance or payment of any obligation of the Company, except in the ordinary course of business;

               (h) made any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

               (i) received notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

               (j) entered into any material transactions with any of its officers, directors or employees or any entity controlled by any of such individuals; or

               (k) made any agreement or commitment to do any of the things described in this Section 3.15.

          3.16  Agreements.
                ----------

                (a) No employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers, or directors of the Company and members of their immediate families may own stock representing a non-controlling interest in publicly traded companies that may compete with the Company.

                (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or, to its knowledge, by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $250,000 (other than transactions involving the sale or license of the Company's software products and/or services arising in the ordinary course of business), (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" software or other standard products in the ordinary course of business or the license of the Company's software products in the ordinary course of business), or (iii) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or license agreements entered into in the ordinary course of business).

          3.17  Environmental and Safety Laws.  To its knowledge, the Company is
                -----------------------------
not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

          3.18  Insurance.  The Company maintains, with financially sound,
                ---------
reputable and solvent companies, insurance policies (a) insuring its assets against loss by fire, explosion, theft and other risks and casualties as are customarily insured against by companies engaged in the same or a similar business in the same or similar geographic region, (b) insuring it against liability for personal injury and property damages relating to its assets, in such amounts and covering such risks as are usually insured against by companies engaged in the same or similar business in the same or similar geographic region, and (c) insuring it against liability for personal injury, death or property damage resulting from the use of products sold by the Company in such amounts as are maintained by responsible companies engaged in the same or similar business.

          3.19  Employee Compensation and Benefit Plans; Obligations of
                -------------------------------------------------------
Management.  The Company is not a party to or bound by any currently effective
----------
employment contracts, deferred compensation agreements, bonus plans, incentive plans, profit sharing plans, retirement agreements, or other employee compensation agreements. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company without any obligation on the part of the Company to make any payment in connection therewith or to accelerate the vesting of any rights or securities.

          3.20  Disclosure.  This Agreement and the Exhibits hereto do not
                ----------
contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein or herein in view of the circumstances under which they were made not misleading.

          3.21  Marketing Rights. The Company is not bound by any agreement that
                ----------------
adversely affects its exclusive right to develop, distribute, market or sell its products and services.

          3.22  Tax Elections; Payments; and Withholdings.  The Company has not
                -----------------------------------------
elected pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as an "S" corporation or a collapsible corporation pursuant to
Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to matters of accounting, depreciation or amortization) which would have a material adverse effect on the business, properties or financial condition of the Company. Since its inception, the Company has not incurred any taxes, assessments or governmental charges other than in the ordinary course of business and the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for such period and the liability therefor reflected in the Financial Statements is adequate under generally accepted accounting principles. The Company has duly and timely filed, or will duly and in a timely manner file, all tax returns and other filings in respect of any such taxes, assessments and governmental charges which are required to be filed by it and has in a timely manner paid (or will in a timely manner pay) all such taxes, assessments and governmental charges shown to be due on such returns.
All such returns and other filings are or will be complete and were or will be prepared in good faith and in accordance with all applicable rules and regulations. The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

          3.23  Employees.  The Company is not aware that any officer or key
                ---------
employee intends to terminate his or her employment with the Company, nor does the Company have a present intention to terminate the employment of any officer or key employee.

          3.24 Permits. The Company has all business permits, licenses and any
               -------
similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, assets or financial condition of the Company, and the Company believes it can obtain on reasonable terms any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such business permits, licenses or other similar authority.

     4.   REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS.  Each
          ---------------------------------------------------------------
Investor, severally and not jointly, hereby represents and warrants to, and agrees with, the Company that:

          4.1  Authorization.  This Agreement constitutes such Investor's valid
               -------------
and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies and (iii) to the extent the indemnification provisions contained in the Restated Rights Agreement may be limited by applicable federal or state securities laws. Each Investor represents that such Investor has full power and authority to enter into this Agreement and the Related Agreements.

          4.2  Purchase for Own Account.  The Purchased Securities to be
               ------------------------
purchased by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, such Investor also represents that such Investor has not been formed for the specific purpose of acquiring Purchased Securities.

          4.3  Disclosure of Information.  Such Investor has received or has had
               -------------------------
full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Securities to be purchased by such Investor under this Agreement. Such Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which such Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

          4.4  Investment Experience.  Such Investor understands that the
               ---------------------
purchase of the Purchased Securities involves substantial risk.  Such Investor:
(i) has experience as an investor in securities of companies in the development stage and acknowledges that such Investor is able to fend for itself, can bear the economic risk of such Investor's investment in the Purchased Securities and has such knowledge and experience in financial or business matters that such Investor is capable of evaluating the merits and risks of this investment in the Purchased

Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables such Investor to be aware of the character, business acumen and financial circumstances of such persons.

          4.5  Accredited Investor Status.  Such Investor is an "accredited
               --------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.6  Restricted Securities.  Such Investor understands that the
               ---------------------
Purchased Securities are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that such Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Such Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Restated Rights Agreement. Such Investor understands that no public market now exists for any of the Purchased Securities and that it is uncertain whether a public market will ever exist for the Purchased Securities or the Conversion Shares.

          4.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, such Investor further agrees not to make any disposition of all or any portion of the Purchased Securities or the Conversion Shares unless and until:

               (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, at the expense of such Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of any Purchased Securities or Conversion Shares in compliance with SEC Rule 144 or Rule 144A, or (ii) for any transfer of Purchased Securities or Conversion Shares by an Investor that is a partnership, limited liability company or corporation to (A) a partner of such partnership or member of such limited liability company or shareholder of such corporation, (B) a retired partner of such partnership who retires after the date hereof, (C) the estate of any such partner, member or shareholder, or (iii) for the transfer by gift, will or intestate succession by any Investor to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing, or (iv) for any transfer by Camelot to its affiliates if Camelot can reasonably demonstrate to the Company that all such transfers are being effected in compliance with all applicable securities laws and will not jeopardize the exemptions from registration and/or qualification provisions of all applicable securities laws upon which the Company is relying in selling the Purchased Securities and Conversion Shares to Camelot; provided that in each of
                                                       --------
the foregoing cases the transferee agrees in writing to be subject to the terms of this Section 4 (other than Section 4.5) to the same extent as if the transferee were an original Investor hereunder.

          4.8  Legends.  It is understood that the certificates evidencing the
               -------
Purchased Securities and the Conversion Shares will bear the legends set forth below:

               (a) The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of certain states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or exemption therefrom. investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the Act and any applicable state securities laws.

               (b) Any legends required by the laws of the State of Delaware and any applicable state securities law, including a legend substantially in the form of the following:

     The shares evidenced by this certificate: (1) are convertible into shares of common stock of the Company at the option of the holder at any time prior to automatic conversion thereof; (2) automatically convert into common stock of the Company in the event of a public offering meeting certain requirements or upon certain consents of the holders of the Company's preferred stock; and (3) are redeemable; all pursuant to and upon the terms and conditions specified in the Company's certificate of Incorporation. A copy of such certificate of Incorporation may be obtained, without charge, at the Company's principal office.

The legend set forth in (a) above shall be removed by the Company from any certificate evidencing Purchased Securities or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Securities or Conversion Shares.

     5.   CONDITIONS TO INVESTORS' OBLIGATIONS AT CLOSING.  The obligations of
          -----------------------------------------------
each Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent to such waiver, which consent may be given by written, oral or telephonic communication to the Company or its counsel:

          5.1  Representations and Warranties True.  Each of the representations
               -----------------------------------
and warranties of the Company contained in Section 3 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

          5.3  Restated Certificate Effective.  The Restated Certificate shall
               ------------------------------
have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

          5.4  Compliance Certificate.  The Company shall have delivered to each
               ----------------------
Investor at the Closing a certificate signed on its behalf by its President, Chief Executive Officer, or Chief Financial Officer certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled.

          5.5  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Securities to the Investors pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act, the qualification requirements of the California Corporate Securities Law of 1968, as amended (the "Law") and the registration and/or qualification requirements of all other applicable state securities laws.

          5.6  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor, and they shall each have received all such counterpart originals and certified or other copies of such documents as they may reasonably request. Such documents shall include (but not be limited to) the following:

               (a)  Certified Charter Documents. A copy of the Restated
                    ---------------------------
Certificate (certified by the Delaware Secretary of State) and a copy of the Bylaws of the Company (as amended through the date of the Closing), each certified by the Secretary or Assistant Secretary of the Company as true and correct copies thereof as of the Closing.

               (b)  Corporate Actions. A copy of the resolutions of the Board of
                    -----------------
Directors and the stockholders of the Company evidencing the amendment to the Company's Certificate of Incorporation providing for the authorization of the Series B Stock, the Series B-1 Stock and the Warrant, the approval of this Agreement and the Related Agreements, the issuance of the Purchased Securities and the other matters contemplated hereby, each certified by the Secretary or Assistant Secretary of the Company to be true and correct as of the Closing.

          5.7  Opinion of Company Counsel.  Each Investor shall have received an
               --------------------------
opinion from Fenwick & West LLP, counsel for the Company, dated as of the date of the Closing, in the form attached hereto as Exhibit F.
                                               ---------

          5.8  Restated Rights Agreement.  The Company; Raj Jain, Raj Jain and
               -------------------------
Suzanne Marie Jain, as Trustees of the Jain Family Trust UDT, RSJ Investment Partners, Nicholas W. Fergis, Ram and Ananthi Duraiswamy as Trustees of the Duraiswamy Family Living Trust, Ram Duraiswamy as Trustee of Grantor Retained Annuity Trust, and Ananthi Duraiswamy as Trustee of the Grantor Retained Annuity Trust (the "Founders"); TA/Advent VIII L.P., Advent Atlantic & Pacific III L.P., TA Executives Fund LLC, and TA Investors LLC (the "TA Entities"); and each Investor shall have executed and delivered the Amended and Restated Registration Rights Agreement in the form attached to this Agreement as Exhibit G (the
                                                           ---------
"Restated Rights Agreement").

          5.9  Restated Stockholders' Agreement.  The Company, the Founders, the
               --------------------------------
TA Entities and each Investor shall have executed and delivered the Amended and Restated Stockholders' Agreement in the form attached to this Agreement as Exhibit H the "Restated Stockholders' Agreement").
---------

          5.10 Restated Voting Agreement.  The Company, the Founders, the TA
               -------------------------
Entities and each of the Investors shall have executed the Amended and Restated Voting Agreement in the form attached to this Agreement as Exhibit I the
                                                           ---------
"Restated Voting Agreement").

          5.11 Minimum Shares Purchased.  Investors shall be purchasing at the
               ------------------------
Closing a number of Purchased Securities sufficient to result in at least $12,000,000 in aggregate proceeds to the Company from such sale (including cancellation of indebtedness of the Company).

          5.12 Existing Refusal Rights.  The Existing Refusal Rights (as defined
               -----------------------
in Section 3.2) as they apply to the issuance and sale of the Purchased Securities shall have been waived and released in writing or shall have been satisfied in full.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING.  The obligations
          --------------------------------------------------
of the Company to each Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by such Investor:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of such Investor contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2  Payment of Purchase Price.  Each Investor shall have delivered to
               -------------------------
the Company the purchase price specified for such Investor on Exhibit A in
                                                              ---------
accordance with the provisions of Section 2.

          6.3  Restated Certificate Effective.  The Restated Certificate shall
               ------------------------------
have been duly adopted by the Company by all necessary corporate action of its Board of Directors and stockholders, and shall have been duly filed with and accepted by the Secretary of State of the State of Delaware.

          6.4  Securities Exemptions.  The offer and sale of the Purchased
               ---------------------
Securities to the Investors pursuant to this Agreement and the securities issuable upon exercise of the Warrant shall be exempt from the registration requirements of the 1933 Act, the qualifications requirements of the Law and the registration and/or qualification requirements of all other applicable state securities laws.

          6.5  Restated Rights Agreement.  The Company, the Founders, the TA
               -------------------------
Entities and each Investor shall have executed and delivered the Restated Rights Agreement.

          6.6  Restated Stockholders' Agreement.  The Company, the Founders, the
               --------------------------------
TA Entities and each Investor shall have executed and delivered the Restated Stockholders' Agreement.

          6.7  Restated Voting Agreement.  The Company, the Founders, the TA
               -------------------------
Entities and each of the Investors shall have executed the Restated Voting Agreement.

          6.8  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company and to the Company's legal counsel, and the Company shall have received all such counterpart originals and certified or other copies of such documents as it may reasonably request.

          6.9  Minimum Shares Purchased.  Investors shall be purchasing at the
               ------------------------
Closing a number of Purchased Securities sufficient to result in at least $12,000,000 in aggregate proceeds to the Company from such sale (including cancellation of indebtedness of the Company).

          6.10 Existing Refusal Rights.  The Existing Refusal Rights (as defined
               -----------------------
in Section 3.2) as they apply to the issuance and sale of the Purchased Securities shall have been waived and released in writing or shall have been satisfied in full.

     7.   COVENANTS OF THE COMPANY.  The Company agrees with the Investors that
          ------------------------
it shall comply with the following covenants from and after the Closing except as shall otherwise be expressly agreed pursuant to a written consent or consents executed by Investors holding not less than a majority of the Series B Stock and Conversion Shares held by the Investors as a group. The following covenants shall terminate immediately prior to the closing of the earliest to occur of the following: (a) the initial public offering of the Company's securities; (b) any sale or exchange of the capital stock of the Company by the stockholders of the Company in one transaction or series of related transactions where more than 50% of the outstanding voting power of the Company is acquired by a person or entity or group of related persons or entities; (c) any reorganization, consolidation or merger of the Company where the outstanding voting securities of the Company immediately before the transaction represent or are converted into less than fifty percent (50%) of the outstanding voting power of the surviving entity (or its parent corporation) immediately after the transaction; or (d) the sale or exclusive license of all or substantially all of the Company's assets.

          7.1  Financial Statements.  The Company will maintain a system of
               --------------------
accounts in accordance with generally accepted accounting principles, keep full and complete financial records and furnish to Investors holding at least 75,000 shares of Series B Stock and/or Series B-1 Stock and/or Conversion Shares the following reports: (a) within one hundred twenty (120) days after the end of each fiscal year commencing with the year ending December 31, 2000, a copy of the consolidated balance sheet of the Company as at the end of such year, together with consolidated statements of income, retained earnings and cash flows of the Company for such year, audited and certified by independent public accountants of recognized national standing reasonably satisfactory to the Board of Directors, prepared in accordance with generally accepted accounting principles and practices consistently applied; and (b) within forty-five (45) days after the end of each fiscal quarter commencing with the quarter ended September 30, 2000, a consolidated unaudited balance sheet of the Company as at the end of such quarter and unaudited statements of income for the Company for such quarter and for the year to date, each of the foregoing balance sheets and statements to set forth in comparative form the corresponding figures for the prior fiscal period.

          7.2  Board of Directors.  The Company shall pay or reimburse a
               ------------------
director nominated only by the holders of Series B Stock and Series B-1 Stock for his or her reasonable travel expenses incurred in connection with attending meetings or other functions of the Board of Directors and committees thereof and for other reasonable costs incurred by him or her in connection with any other work on behalf of the Company (if such other reasonable costs are approved by the chief executive officer or chief financial officer of the Company).

     8.   GENERAL PROVISIONS.
          ------------------

          8.1  Survival of Warranties.  The representations, warranties and
               ----------------------
covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of any of the Investors, their counsel or the Company, as the case may be.

          8.2  Successors and Assigns.  Except as otherwise provided in this
               ----------------------
Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

          8.3  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, without giving effect to that body of laws pertaining to conflict of laws.

          8.4  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

          8.5  Headings.  The headings and captions used in this Agreement are
               --------
used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

          8.6  Notices.  Any and all notices required or permitted to be given
               -------
to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries.

               All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address as follows, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto as follows:

               (a) if to an Investor, at such Investor's respective address as set forth on Exhibit A hereto.

               (b) if to the Company, marked "Attention: President", at 1314 Chesapeake Terrace, Sunnyvale, CA 94089.

          8.7  No Finder's Fees.  Each party represents that it neither is nor
               ----------------
will be obligated for any finder's or broker's fee or commission in connection with this transaction, except that the Company may be obligated to pay finder's or broker's fees as set forth on the Schedule of Exceptions. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8  Costs, Expenses.  The Company shall pay in connection with the
               ---------------
preparation, execution and delivery of this Agreement and the issuance of the Purchased Securities, the fees and out-of-pocket expenses of Miro Weiner & Kramer and Kirkland & Ellis, special counsels to the Investors, with respect thereto, such fees and expenses not to exceed Twenty-Five Thousand Dollars ($25,000.00) in the aggregate.

          8.9  Amendments and Waivers. Any term of this Agreement may be amended
               ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Purchased Securities and/or Conversion Shares representing at least a majority of the total votes to which such holders are entitled on account of their Purchased Securities and/or Conversion Shares as determined in accordance with the provisions of the Restated Certificate (excluding any of such shares that have been sold to the public or pursuant to SEC Rule 144). Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of any Purchased Securities and/or Conversion Shares at the time outstanding, each future holder of such securities, and the Company; provided, however, that no condition set
                                     --------  -------
forth in Section 5 may be waived with respect to any Investor who does not consent thereto. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

          8.10 Severability.  If any provision of this Agreement is determined
               ------------
by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

          8.11 Entire Agreement.  This Agreement, the Related Agreements and the
               ----------------
documents referred to herein, together with all the Exhibits hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof (including, without limitation, all terms of that certain letter agreement dated September 27, 2000, by and between the Company and Camelot Ventures, LLC).

          8.12 Further Assurances.  The parties agree to execute such further
               ------------------
documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

          8.13 Adjustments for Stock Splits, Etc.  Wherever in this Agreement
               ----------------------------------
there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

          8.14 Facsimile Signatures.  This Agreement may be executed and
               --------------------
delivered by facsimile and upon such delivery the facsimile signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

          8.15 Third Parties.  Nothing in this Agreement, express or implied, is
               -------------
intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

          8.16 Waiver of Notice.  The Investors hereby waive any rights to
               ----------------
notice of, and any rights to purchase with respect to the issuance of the Purchased Securities and all securities directly and indirectly issuable on account thereof contained in Article III of that certain Stockholders' Agreement dated as of June 11, 1999, by and among the Company and certain investors and stockholders of the Company. Such waiver is given on behalf of the Investors and all other persons or entities that may possess such rights of first refusal pursuant to such agreement.

          8.17 Costs And Attorneys' Fees.  In the event that any action, suit or
               -------------------------
other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

          8.18 Waiver of Conflict of Interest.  F&W Investments LLC, an
               ------------------------------
affiliate of Fenwick & West LLP, may invest as an Investor under the terms of this Agreement. By signing this Agreement, each Investor and the Company hereby acknowledges that the terms of this Agreement were negotiated between the Investors and the Company and are fair and reasonable and consents to the investment by F&W Investments LLC. Each Investor and the Company further represents that it has had the opportunity to be, or has been, represented by independent counsel in giving the waivers contained in this Section 8.18.

               [Remainder of this page intentionally left blank]

     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

Kintana, Inc.

By:/s/ Paul McFeeters
   -----------------------------------
   Paul McFeeters
   Chief Financial Officer

                        SIGNATURE PAGE TO KINTANA, INC
                         SECURITIES PURCHASE AGREEMENT

          In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.


INVESTORS:
---------

Camelot Ventures/Kintana,  L.L.C.

By: /s/ David Katzman
   ----------------------------

Name:   David Katzman
     --------------------------

Title:    President
      -------------------------

                        SIGNATURE PAGE TO KINTANA, INC
                         SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.



INVESTORS:
---------


By: /s/ Bryan E. Plug
   ----------------------------
        Bryan E. Plug

                        SIGNATURE PAGE TO KINTANA, INC
                         SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.


INVESTORS:
---------


TA/Advent VIII L.P.
By:  TA Associates VIII LLC, its General Partner
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------
     Kurt Jaggers

Advent Atlantic & Pacific III L.P.
By:  TA Associates AAP III Partners, its General Partner
By:  TA Associates, Inc., its General Partner


By: /s/ Kurt Jaggers
   -----------------------------
     Kurt Jaggers

TA Executives Fund LLC
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------
     Kurt Jaggers

TA Investors LLC
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------
     Kurt Jaggers


                        SIGNATURE PAGE TO KINTANA, INC
                         SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of July 6, 2001, as amended by that certain Amendment to Securities Purchase Agreement dated April 5, 2001, that certain Second Amendment to Securities Purchase Agreement dated June 20, 2001, and that certain Third Amendment to Securities Purchase Agreement dated June 26, 2001.


INVESTORS:
----------

MCP Global Corp. Ltd.

By: /s/ Mai N. Pogue
   --------------------------
Name:  Mai N. Pogue
     ------------------------
Its:   Director
    -------------------------

Coditec International Ltd.

By: /s/ Mai N. Pogue
   --------------------------
Name:  Mai N. Pogue
     ------------------------
Its:   Investment Manager
    -------------------------

        SIGNATURE PAGE TO KINTANA, INC., SECURITIES PURCHASE AGREEMENT



     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.



INVESTORS:
---------

Seligman New Technologies Fund II, Inc.

By:  J. & W. Seligman & Co. Incorporated, its investment advisor

By:    /s/ Storm Boswick
   --------------------------
Name:  Storm Boswick
     ------------------------
Title: Managing Director
      -----------------------

Seligman Technologies Venture Fund LLC

By:  J. & W. Seligman & Co. Incorporated, its investment advisor

By:    /s/ Storm Boswick
   --------------------------
Name:  Storm Boswick
     ------------------------
Title: Managing Director
      -----------------------

        SIGNATURE PAGE TO KINTANA, INC., SECURITIES PURCHASE AGREEMENT


     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

Fenwick & West Investments LLC

By:     /s/ Laird H. Simons

Name:   Laird H. Simons

Title:  Partner


     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

U.S. Bancorp Piper Jaffray ECM Fund I, LLC

By:     /s/ illegible

Name:   illegible

Title:  Partner

U.S. Bancorp Piper Jaffray ECM Fund I - Investors 02, LLC

By:     /s/ illegible

Name:   illegible

Title:  Partner


     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

DRW Venture Partners LP

By:     /s/ Mary Zimmer

Name:   Mary Zimmer

Its:    Director, DRW Finance and Administration

     In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of June 28, 2001, as amended by that certain Amendment to Securities Purchase Agreement dated April 5, 2001, that certain Second Amendment to Securities Purchase Agreement dated June 20, 2001, and that certain Third Amendment to Securities Purchase Agreement dated June 26, 2001.

INVESTORS:
---------

Granite Global Ventures L.P.
By: Granite Global Ventures, L.L.C., its General Partner


By: /s/ Hany Nada
   ------------------------------------
        Hany Nada, Managing Director


         SIGNATURE PAGE TO KINTANA, INC. SECURITIES PURCHASE AGREEMENT

                         SECURITIES PURCHASE AGREEMENT

                               LIST OF EXHIBITS
                               ----------------

     Exhibit A   -   Schedule of Investors
     Exhibit B   -   Restated Certificate of Incorporation
     Exhibit C   -   Schedule of Exceptions
     Exhibit D   -   Employment Agreement
     Exhibit E   -   Financial Statements
     Exhibit F   -   Opinion of Company Counsel
     Exhibit G   -   Restated Rights Agreement
     Exhibit H   -   Restated Stockholders' Agreement
     Exhibit I   -   Restated Voting Agreement
     Exhibit J   -   Warrant to Camelot
     Exhibit K   -   Board Observation Side Letter
     Exhibit L   -   SBA Side Letter

                                   EXHIBIT A

                             Schedule of Investors
                             ---------------------

                                   EXHIBIT B

                     Restated Certificate of Incorporation

                                   EXHIBIT C

                             Schedule of Exceptions

                                   EXHIBIT D

                    Employee Invention Assignment Agreement

                                   EXHIBIT E

                              Financial Statements

                                   EXHIBIT F

                           Opinion of Company Counsel

                                   EXHIBIT G

                           Restated Rights Agreement

                                   EXHIBIT H

                        Restated Stockholders' Agreement

                                   EXHIBIT I

                           Restated Voting Agreement

                                   EXHIBIT J

                               Warrant to Camelot

                                   EXHIBIT K

                         Board Observation Side Letter

                                   EXHIBIT L

                                SBA Side Letter

                                 AMENDMENT TO
                         SECURITIES PURCHASE AGREEMENT

     This Amendment to the Securities Purchase Agreement (the "Amendment") is made and entered into as of April 5, 2001 by and among Kintana, Inc., a Delaware corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Amendment as Exhibit A (each hereinafter individually referred
                              ---------
to as an "Investor" and collectively referred to as the "Investors"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

                                R E C I T A L S
                                - - - - - - - -

     A. The Company and the Investors are parties to that certain Securities Purchase Agreement dated November 15, 2000 (the "Agreement").

     B. The Company the Investors desire to amend the Agreement to facilitate the sale by the Company of additional shares of its Series B Stock and Series B-1 Stock pursuant to the Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, the Company and the Investors hereby agree as follows:

     1. Section 2.2(a) of the Agreement is hereby amended to read in its entirety:


         (a) Conditions of Additional Closing(s).  At any time and from time to
             -----------------------------------
     time immediately following the Closing until 5:00 p.m. Pacific Time on May 15, 2001 (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the "New Investors"), at a price of $6.95 per share, additional shares of Series B Stock and/or Series B-1 Stock; provided,
                                                                  --------
     however, that the number of shares of Series B Stock and/or Series B-1
     -------
     Stock that may be so sold may not exceed the lesser of (i) the aggregate number of shares of Series B Stock and Series B-1 Stock authorized by the Restated Certificate and (ii) (3,597,123); less in each case (A) the aggregate number of shares of Series B Stock and Series B-1 Stock actually issued and sold by the Company at the Closing and prior Additional Closings, (B) the number of shares of Series B Stock issued upon exercise of the Warrant, and (C) the number of shares of Series B Stock then subject to the unexercised portion of the Warrant. New Investors may include persons or entities who are already Investors under this Agreement.

     2. All other provisions of the Agreement shall remain in full force and effect.

     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

              [Remainder of this page intentionally left blank.]

     In Witness Whereof, the parties hereto have executed this Amendment to Securities Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

Kintana, Inc.

By: /s/ Paul McFeeters
   -------------------------
   Paul McFeeters
   Chief Financial Officer


                        SIGNATURE PAGE TO KINTANA, INC.
                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------


Camelot Ventures/Kintana, L.L.C.


By: /s/ David Katzman
   -------------------------------

Name:   David Katzman
     -----------------------------

Title:  Member
      ----------------------------


                        SIGNATURE PAGE TO KINTANA, INC.
                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Amendment to Securities Purchase Agreement as of the date first written above.


INVESTORS:
---------


By: /s/ Bryan E. Plug
   -------------------------
        Bryan E. Plug


                        SIGNATURE PAGE TO KINTANA, INC.
                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------


TA/Advent VIII L.P.
By:  TA Associates VIII LLC, its General Partner
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------------
        Kurt Jaggers

Advent Atlantic & Pacific III L.P.
By:  TA Associates AAP III Partners, its General Partner
By:  TA Associates, Inc., its General Partner


By: /s/ Kurt Jaggers
   -----------------------------------
        Kurt Jaggers

TA Executives Fund LLC
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------------
        Kurt Jaggers


TA Investors LLC
By:  TA Associates, Inc., its Manager


By: /s/ Kurt Jaggers
   -----------------------------------
        Kurt Jaggers


                        SIGNATURE PAGE TO KINTANA, INC.
                  AMENDMENT TO SECURITIES PURCHASE AGREEMENT

                                   EXHIBIT A

                             Schedule of Investors
                             ---------------------

                              SECOND AMENDMENT TO
                         SECURITIES PURCHASE AGREEMENT

     This Second Amendment to Securities Purchase Agreement (this "Amendment") is made and entered into as of June 20, 2001 by and among Kintana, Inc., a Delaware corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Amendment as Exhibit A (each hereinafter individually
                                        ---------
referred to as an "Investor" and collectively referred to as the "Investors"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

                                R E C I T A L S
                                - - - - - - - -

     A. The Company and the Investors are parties to that certain Securities Purchase Agreement dated November 15, 2000, as amended by that certain Amendment to Securities Purchase Agreement dated April 5, 2001 (such agreement as so amended, the "Agreement").

     B. The Company the Investors desire to amend the Agreement to facilitate the sale by the Company of additional shares of its Series B Stock and Series B-1 Stock pursuant to the Agreement until July 31, 2001.

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other consideration, the adequacy of which is hereby acknowledged, the Company and the Investors hereby agree as follows:

     1. Section 2.2(a) of the Agreement is hereby amended to read in its entirety:

         (a)  Conditions of Additional Closing(s). At any time and from time to
              -----------------------------------
     time immediately following the Closing until 5:00 p.m. Pacific Time on July 31, 2001 (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the "New Investors"), at a price of $6.95 per share, additional shares of Series B Stock and/or Series B-1 Stock; provided,
                                                                  --------
     however, that the number of shares of Series B Stock and/or Series B-1
     -------
     Stock that may be so sold may not exceed the lesser of (i) the aggregate number of shares of Series B Stock and Series B-1 Stock authorized by the Restated Certificate and (ii) (3,597,123); less in each case the aggregate number of shares of Series B Stock and Series B-1 Stock actually issued and sold by the Company at the Closing and prior Additional Closings. New Investors may include persons or entities who are already Investors under this Agreement.

     2. The provisions of this Amendment will be effective upon the execution hereof of sufficient parties to amend the Agreement.

     3. All other provisions of the Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.

              [Remainder of this page intentionally left blank.]

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

Kintana, Inc.

By:  /s/ Paul McFeeters
    -----------------------------
     Paul McFeeters
     Chief Financial Officer


                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.


INVESTORS:
---------

Seligman New Technologies Fund II, Inc.

     /s/ Thomas P. Hirschfeld
By: _____________________________________
         Thomas P. Hirschfeld
Name: ___________________________________
         Managing Director, Venture Capital Investments
Title: ________________________________________________


Seligman Technologies Venture Fund LLC

     /s/ Thomas P. Hirschfeld
By: _____________________________________
         Thomas P. Hirschfeld
Name: ___________________________________
         Managing Director, Venture Capital Investments
Title: ________________________________________________


                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

Camelot Ventures/Kintana, L.L.C.

     /s/ David Katzman
By: _________________________________
         David Katzman
Name: _______________________________
         Manager
Title: ______________________________



                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------


By:  /s/ Bryan Plug
    ----------------------
        Bryan E. Plug



                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

TA/Advent VIII L.P.
By:  TA Associates VIII LLC, its General Partner
By:  TA Associates, Inc., its Manager


By:  /s/ Kurt Jaggers
    ---------------------------------------
     Kurt Jaggers

Advent Atlantic & Pacific III L.P.
By:  TA Associates AAP III Partners, its General Partner
By:  TA Associates, Inc., its General Partner


By:  /s/ Kurt Jaggers
    ---------------------------------------
     Kurt Jaggers

TA Executives Fund LLC
By:  TA Associates, Inc., its Manager


By:  /s/ Kurt Jaggers
    ---------------------------------------
     Kurt Jaggers

TA Investors LLC
By:  TA Associates, Inc., its Manager


By:  /s/ Kurt Jaggers
    ---------------------------------------
     Kurt Jaggers


                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

F&W Investments LLC


By:  /s/ Laird Simons
    ------------------------------
     Laird H. Simons, III, Member


                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

In Witness Whereof, the parties hereto have executed this Second Amendment to Securities Purchase Agreement as of the first date written above.

DRW Venture Partners LP

By:   /s/ Mary Zimmer
     _____________________
Name: Mary Zimmer
     _____________________
Its:  Director, DRW Finance and Administration
     _________________________________________

                        SIGNATURE PAGE TO KINTANA, INC.
               SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

                              THIRD AMENDMENT TO
                         SECURITIES PURCHASE AGREEMENT

     This Third Amendment to Securities Purchase Agreement (this "Amendment") is made and entered into as of June 26, 2001 by and among Kintana, Inc., a Delaware corporation (the "Company"), and the parties listed on the Schedule of Investors attached to this Amendment as Exhibit A (each hereinafter individually referred
                              ---------
to as an "Investor" and collectively referred to as the "Investors"). Capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

                                R E C I T A L S
                                - - - - - - - -

     A. The Company and the Investors are parties to that certain Securities Purchase Agreement dated November 15, 2000, as amended by both that certain Amendment to Securities Purchase Agreement dated April 5, 2001 and that certain Second Amendment to Securities Purchase Agreement dated June 20, 2001 (such agreement as so amended, the "Agreement").

     B. The Company and the Investors desire to amend the Agreement to increase the number of additional shares of its Series B Stock and Series B-1 Stock that may be sold by the Company pursuant to the Agreement until July 31, 2001.

     NOW, THEREFORE, in consideration of the foregoing recitals, and for other consideration, the adequacy of which is hereby acknowledged, the Company and the Investors hereby agree as follows:

     1. Section 2.2(a) of the Agreement is hereby amended to read in its entirety:


          (a)  Conditions of Additional Closing(s). At any time and from time to
               -----------------------------------
     time immediately following the Closing until 5:00 p.m. Pacific Time on July 31, 2001 (the "Additional Closing Period"), the Company may, at one or more additional closings (each an "Additional Closing"), without obtaining the signature, consent or permission of any of the Investors, offer and sell to other investors (the "New Investors"), at a price of $6.95 per share, additional shares of Series B Stock and/or Series B-1 Stock; provided,
                                                                  --------
     however, that the number of shares of Series B Stock and/or Series B-1
     -------
     Stock that may be so sold may not exceed 4,316,547, less the aggregate number of shares of Series B Stock and Series B-1 Stock actually issued and sold by the Company at the Closing and prior Additional Closings. New Investors may include persons or entities who are already Investors under this Agreement.

     2. The provisions of this Amendment will be effective upon the execution hereof of sufficient parties to amend the Agreement.

     3. All other provisions of the Agreement shall remain in full force and effect.

     4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same agreement.


               [Remainder of this page intentionally left blank.]

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

THE COMPANY:
-----------

Kintana, Inc.

By: /s/ Paul McFeeters
   -------------------------------
   Paul McFeeters
   Chief Financial Officer





                        SIGNATURE PAGE TO KINTANA, INC.
                THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.



INVESTORS:
---------

Seligman New Technologies Fund II, Inc.

By: /s/ Thomas P. Hirschfeld
    --------------------------------------------------
Name:   Thomas P. Hirschfeld
      ------------------------------------------------
Title:  Managing Director, Venture Capital Investments
       -----------------------------------------------

Seligman Technologies Venture Fund LLC

By: /s/ Thomas P. Hirschfeld
    --------------------------------------------------
Name:   Thomas P. Hirschfeld
      ------------------------------------------------
Title:  Managing Director, Venture Capital Investments
       -----------------------------------------------

                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

Camelot Ventures/Kintana, L.L.C.


By:     /s/ David Katzman
    ---------------------------------
Name:   David Katzman
      -------------------------------
Title:  Manager
       ------------------------------





                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------



By: /s/ Bryan Plug
   ---------------------------------
        Bryan E. Plug







                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

TA/Advent VIII L.P.
By:  TA Associates VIII LLC, its General Partner
By:  TA Associates, Inc., its Manager


By:  Kurt Jaggers
    -------------------------------------
     Kurt Jaggers

Advent Atlantic & Pacific III L.P.
By:  TA Associates AAP III Partners, its General Partner
By:  TA Associates, Inc., its General Partner


By:  Kurt Jaggers
    -------------------------------------
     Kurt Jaggers

TA Executives Fund LLC
By:  TA Associates, Inc., its Manager


By:  Kurt Jaggers
    -------------------------------------
     Kurt Jaggers

TA Investors LLC
By:  TA Associates, Inc., its Manager


By:  Kurt Jaggers
    -------------------------------------
     Kurt Jaggers






                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.

INVESTORS:
---------

F&W Investments LLC


By:  /s/ Laird Simons
    --------------------------------
     Laird H. Simons, III, Member





                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the date first written above.


INVESTORS:
---------

U.S. Bancorp Piper Jaffray ECM Fund I, LLC

By:__________________________________

Name:________________________________

Title:_______________________________


U.S. Bancorp Piper Jaffray ECM Fund I - Investors 02, LLC

By:     /s/ [ILLEGIBLE]
   ----------------------------------

Name:   [ILLEGIBLE]
     --------------------------------

Title:  Partner
      -------------------------------





                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT

     In Witness Whereof, the parties hereto have executed this Third Amendment to Securities Purchase Agreement as of the first date written above.

INVESTORS:
---------

DRW Venture Partners LP

By:   Mary Zimmer
    --------------------------------------------

Name:   /s/ Mary Zimmer
      ------------------------------------------

Title:  Director, DRW Finance and Administration
       -----------------------------------------



                        SIGNATURE PAGE TO KINTANA, INC.
               THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT